POWER OF ATTORNEY

We, the undersigned Trustees of the Reaves Utility Income Fund, a Delaware statutory trust (the “Trust”), do hereby severally constitute and appoint Jeremy O. May and J. Tison Cory with full power of substitution, and with full power to sign for him/her and in her/her name in the appropriate capacities, any Registration Statements on Form N-2 filed by the Trust, including any and all pre-effective and post-effective amendments to such registration statements and supplements and other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorney-in-fact, either collectively or individually, deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

/s/ Mary K. Anstine Mary K. Anstine	Trustee	May 11, 2012

Jeremy W. Deems	Trustee

Michael F. Holland	Trustee

E. Wayne Nordberg	Trustee

Larry W. Papasan	Trustee

POWER OF ATTORNEY

We, the undersigned Trustees of the Reaves Utility Income Fund, a Delaware statutory trust (the “Trust”), do hereby severally constitute and appoint Jeremy O. May and J. Tison Cory with full power of substitution, and with full power to sign for him/her and in her/her name in the appropriate capacities, any Registration Statements on Form N-2 filed by the Trust, including any and all pre-effective and post-effective amendments to such registration statements and supplements and other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorney-in-fact, either collectively or individually, deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

Mary K. Anstine	Trustee

/s/ Jeremy W. Deems Jeremy W. Deems	Trustee	May 11, 2012

Michael F. Holland	Trustee

E. Wayne Nordberg	Trustee

Larry W. Papasan	Trustee

POWER OF ATTORNEY

We, the undersigned Trustees of the Reaves Utility Income Fund, a Delaware statutory trust (the “Trust”), do hereby severally constitute and appoint Jeremy O. May and J. Tison Cory with full power of substitution, and with full power to sign for him/her and in her/her name in the appropriate capacities, any Registration Statements on Form N-2 filed by the Trust, including any and all pre-effective and post-effective amendments to such registration statements and supplements and other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorney-in-fact, either collectively or individually, deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

Mary K. Anstine	Trustee

Jeremy W. Deems	Trustee

/s/ Michael F. Holland Michael F. Holland	Trustee	May 11, 2012

E. Wayne Nordberg	Trustee

Larry W. Papasan	Trustee

POWER OF ATTORNEY

We, the undersigned Trustees of the Reaves Utility Income Fund, a Delaware statutory trust (the “Trust”), do hereby severally constitute and appoint Jeremy O. May and J. Tison Cory with full power of substitution, and with full power to sign for him/her and in her/her name in the appropriate capacities, any Registration Statements on Form N-2 filed by the Trust, including any and all pre-effective and post-effective amendments to such registration statements and supplements and other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorney-in-fact, either collectively or individually, deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

Mary K. Anstine	Trustee

Jeremy W. Deems	Trustee

Michael F. Holland	Trustee

/s/ E. Wayne Nordberg E. Wayne Nordberg	Trustee	May 11, 2012

Larry W. Papasan	Trustee